SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 27, 2009

CardioVascular BioTherapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51172	33-0795984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 Village Center Circle, Suite 250
Las Vegas, Nevada	89134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-839-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 17, 2009 (the “June 17th 8-K”) the Company noted a dispute with Leonardo, L.P. (“Leonardo”) regarding a principle balance of $1,404,800 plus interest through March 20, 2009 that at that time Leonardo claimed was outstanding on its Senior Secured Note issued by the Company on March 20, 2006 (the “Note”).  The June 17th 8-K noted litigation has commenced and the Company retained local counsel in New York to address the matter with the Court.  Leonardo brought a motion for summary judgment on which oral arguments were heard on June 16, 2009 at the Supreme Court of the State of New York in the County of New York.

In its defense, the Company noted that during the course of discussions with Leonardo from late January through early February 2009, the Company tendered, and Leonardo accepted, 2 million shares of the Company’s common stock on January 28, 2009 that on that day traded with a closing price of $0.53, and the Company tendered, and Leonardo accepted, 2 million shares of the Company’s common stock on February 6, 2009 that on that day traded with a closing price of $0.48, with the aggregate value of these 4 million shares being $2,020,000 based on the closing price of the respective delivery dates.  Among other defenses asserted, the Company’s local counsel expressed that the Company believed, based on the 4 million shares it tendered and Leonardo accepted subsequent to the Company’s decision not to fulfill the January 20, 2009 conversion notice, any default was cured and any indebtedness has been extinguished because the value of the shares so tendered and accepted exceeded the principal and interest outstanding at that time.

On November 23, 2009, the honorable Judge Richard B. Lowe, III denied Leonardo’s motion for summary judgment and ordered Leonardo to set forth its allegation in a proper complaint, to which the Company is to answer.  In denying the motion, Justice Lowe took note of the Company’s defenses, including its assertion that the debt has been extinguished, as more fully set forth in the court ruling attached hereto as Exhibit 99.1 as filed with the New York County Clerk’s Office on November 27, 2009.  The matter may now proceed to the next regular steps in the litigation process so that the parties may plead their respective causes of action and defenses and move toward discovery on the matter.

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Court Ruling of Honorable Richard B. Lowe, III, denying Leonardo’s Motion for Summary Judgment entered on November 23, 2009 and filed with the New York County Clerk’s Office on November 27, 2009.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

Date: December 2, 2009	By:	/s/ Mickael A. Flaa
Mickael A. Flaa
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Court Ruling of Honorable Richard B. Lowe, III, denying Leonardo’s Motion for Summary Judgment entered on November 23, 2009 and filed with the New York County Clerk’s Office on November 27, 2009.